Document and Entity Information	12 Months Ended
	Dec. 31, 2011	Feb. 29, 2012
Document and Entity Information
Entity Registrant Name	Velti plc
Entity Central Index Key	0001490412
Document Type	20-F
Document Period End Date	Dec 31, 2011
Amendment Flag	false
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Non-accelerated Filer
Entity Common Stock, Shares Outstanding		61,790,985
Document Fiscal Year Focus	2011
Document Fiscal Period Focus	Q4

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Current assets:
Cash and cash equivalents	$ 75,765	$ 17,354
Trade receivables (including related party receivables of $0.5 million and $3.7 million as of December 31, 2011 and 2010), net of allowance for doubtful accounts	70,968	39,114
Accrued contract receivables (including related party receivables of $3.3 million and $0 as of December 31, 2011 and 2010)	98,203	33,588
Prepayments	22,664	9,533
Other receivables and current assets (including related party receivables of $4.4 million and $0.7 million as of December 31, 2011 and 2010)	49,726	28,307
Total current assets	317,326	127,896
Property and equipment, net	5,922	3,253
Intangible assets, net	91,192	45,650
Equity investments	2,270	2,328
Goodwill	52,956	18,451
Other assets	11,865	11,590
Total assets	481,531	209,168
Current liabilities:
Accounts payable	41,565	32,514
Accrued liabilities	49,621	27,515
Deferred revenue and current portion of deferred government grant	6,217	2,849
Current portion of acquisition related liabilities	26,900	8,529
Current portion of long-term debt and short-term financings (including related party debt of $0 and $0.5 million as of December 31, 2011 and 2010)	2,881	50,430
Income tax liabilities	9,883	9,875
Total current liabilities	137,067	131,712
Long-term debt	6,859	19,685
Deferred government grant - non-current	3,162	4,335
Acquisition related liabilities - non-current	18,772	10,915
Other non-current liabilities	18,180	6,252
Total liabilities	184,040	172,899
Commitments and contingencies (See Note 13)
Shareholders' equity:
Share capital, nominal value GBP 0.05, 100,000,000 ordinary shares authorized; 61,790,985 and 38,341,760 shares issued and outstanding as of December 31, 2011 and 2010	5,148	3,397
Additional paid-in capital	346,031	50,415
Accumulated deficit	(34,726)	(19,358)
Accumulated other comprehensive income	(19,046)	1,639
Total Velti shareholders' equity	297,407	36,093
Non-controlling interests	84	176
Total equity	297,491	36,269
Total liabilities and shareholders' equity	$ 481,531	$ 209,168

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Statement of Financial Position [Abstract]
Trade receivables, related party receivables	$ 0.5	$ 3.7
Accrued contract receivables, related party receivables	3.3	0
Other receivables and current assets, related party receivables	5.5	0.7
Current portion of long-term debt and short-term financings, related party debt	$ 0	$ 0.5
Ordinary shares, par value (in pounds per share)	$ 0.05	$ 0.05
Ordinary shares, authorized	100,000,000	100,000,000
Ordinary shares, issued	61,790,985	38,341,760
Ordinary shares, outstanding	61,790,985	38,341,760

Consolidated Statements of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue:
Software as a service (SaaS) revenue	$ 139,024	$ 77,202	$ 30,965
License and software revenue	36,705	26,586	45,811
Managed services revenue	13,473	12,481	13,189
Total revenue	189,202	116,269	89,965
Cost and expenses:
Third-party costs	53,901	36,658	27,620
Datacenter and direct project costs	17,952	6,312	4,908
General and administrative expenses	45,258	22,484	17,387
Sales and marketing expenses	37,733	23,049	15,919
Research and development expenses	13,060	7,840	3,484
Acquisition related and other charges	10,390	5,364	0
Depreciation and amortization	20,900	12,131	9,394
Total cost and expenses	199,194	113,838	78,712
Income (loss) from operations	(9,992)	2,431	11,253
Interest expense, net	(7,389)	(8,069)	(2,370)
Gain (loss) from foreign currency transactions	6,200	(1,726)	14
Other expenses	(49)	0	0
Income (loss) before income taxes, equity method investments and non-controlling interest	(11,230)	(7,364)	8,897
Income tax expense	(3,808)	(3,771)	(410)
Loss from equity method investments	(200)	(4,615)	(2,223)
Net income (loss)	(15,238)	(15,750)	6,264
Net income (loss) attributable to non-controlling interest	130	(81)	(191)
Net income (loss) attributable to Velti	$ (15,368)	$ (15,669)	$ 6,455
Net income (loss) attributable to Velti per share:
Basic (in dollars per share)	$ (0.28)	$ (0.41)	$ 0.18
Diluted (in dollars per share)	$ (0.28)	$ (0.41)	$ 0.17
Weighted average number of shares outstanding for use in computing per share amounts:
Basic (in shares)	55,865	37,933	35,367
Diluted (in shares)	55,865	37,933	37,627

Consolidated Statements of Shareholders' Equity and Comprehensive Income (Loss) (USD $) In Thousands, except Share data, unless otherwise specified	Total	Total Velti Shareholders' Equity	Share Capital	Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Income (Loss)	Non-controlling Interests
Balance at Dec. 31, 2008	$ 30,179	$ 29,840	$ 3,043	$ 34,194	$ (10,144)	$ 2,747	$ 339
Balance (in shares) at Dec. 31, 2008			33,733,223
Increase (Decrease) in Stockholders' Equity
Net income (loss)	6,264	6,455	0	0	6,455	0	(191)
Cumulative translation adjustment	1,506	1,568	0	0	0	1,568	(62)
Total comprehensive income (loss)	7,770	8,023					(253)
Shares issued to non-executive directors as remuneration in exchange for services	158	158	21	137	0	0	0
Shares issued to non-executive directors as remuneration in exchange for services (in shares)			72,013
Shares issued upon vesting of deferred share awards and option exercises	41	41	41	0	0	0	0
Shares issued upon vesting of deferred share awards and option exercises (in shares)			533,400
Issuance of shares related to acquisitions	1,120	1,120	41	1,079	0	0	0
Issuance of shares related to acquisitions (in shares)			496,625
Issuance of shares in connection with certain debt financing	2,253	2,253	60	2,193	0	0	0
Issuance of shares in connection with certain debt financing (in shares)			875,000
Issuance of share capital in public offerings and private offering of securities to institutional investors, net of issuance costs	4,281	4,281	133	4,148	0	0	0
Issuance of share capital in public offerings and private offering of securities to institutional investors, net of issuance costs (in shares)			1,820,000
Share-based compensation	1,134	1,134	0	1,134	0	0	0
Balance at Dec. 31, 2009	46,936	46,850	3,339	42,885	(3,689)	4,315	86
Balance (in shares) at Dec. 31, 2009			37,530,261
Increase (Decrease) in Stockholders' Equity
Net income (loss)	(15,750)	(15,669)	0	0	(15,669)	0	(81)
Cumulative translation adjustment	(2,700)	(2,676)	0	0	0	(2,676)	(24)
Total comprehensive income (loss)	(18,450)	(18,345)					(105)
Shares issued upon vesting of deferred share awards and option exercises	58	58	44	14	0	0	0
Shares issued upon vesting of deferred share awards and option exercises (in shares)			641,279
Issuance of shares related to acquisitions	1,453	1,258	14	1,244	0	0	195
Issuance of shares related to acquisitions (in shares)			170,220
Share-based compensation	6,272	6,272	0	6,272	0	0	0
Balance at Dec. 31, 2010	36,269	36,093	3,397	50,415	(19,358)	1,639	176
Balance (in shares) at Dec. 31, 2010	38,341,760		38,341,760
Increase (Decrease) in Stockholders' Equity
Net income (loss)	(15,238)	(15,368)	0	0	(15,368)	0	130
Cumulative translation adjustment	(20,907)	(20,685)	0	0	0	(20,685)	(222)
Total comprehensive income (loss)	(36,145)	(36,053)					(92)
Shares issued upon vesting of deferred share awards and option exercises	500	500	118	382	0	0	0
Shares issued upon vesting of deferred share awards and option exercises (in shares)			1,474,950
Share withholding in lieu of employee tax withholding	1,633	1,633	0	1,633	0	0	0
Issuance of share capital in public offerings and private offering of securities to institutional investors, net of issuance costs	270,873	270,873	1,633	269,240	0	0	0
Issuance of share capital in public offerings and private offering of securities to institutional investors, net of issuance costs (in shares)			21,974,275
Share-based compensation	27,627	27,627	0	27,627	0	0	0
Balance at Dec. 31, 2011	$ 297,491	$ 297,407	$ 5,148	$ 346,031	$ (34,726)	$ (19,046)	$ 84
Balance (in shares) at Dec. 31, 2011	61,790,985		61,790,985

Consolidated Statements of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flows from operating activities:
Net income (loss)	$ (15,238)	$ (15,750)	$ 6,264
Non-cash items included in net income (loss):
Depreciation and amortization	20,900	12,131	9,394
Change in fair value of contingent consideration	2,155	4,481	0
Non-cash interest expense	2,621	1,576	0
Share-based compensation	27,627	6,272	1,292
Deferred income taxes	1,691	21	258
Foreign currency transactions and other	(3,736)	6,290	345
Change in operating assets and liabilities:
Trade and accrued contract receivables	(62,839)	(25,426)	(27,804)
Prepayments and other current assets	(36,496)	(25,701)	(1,106)
Other assets	(1,027)	(3,067)	(1,172)
Accounts payable and other accrued liabilities	(7,720)	27,215	9,369
Deferred revenue and government grant income	4,741	2,088	(117)
Net cash used in operating activities	(67,321)	(9,870)	(3,277)
Cash flow from investing activities:
Purchase of property and equipment	(2,582)	(1,063)	(601)
Investments in software development and purchased software	(34,774)	(20,641)	(19,391)
Investment in subsidiaries and equity method investments, net of cash acquired	(43,489)	(2,302)	(919)
Proceeds from sale of equity method investments	0	272	0
Net cash used in investing activities	(80,845)	(23,734)	(20,911)
Cash flow from financing activities:
Net proceeds from issuance of ordinary shares	273,824	58	4,322
Proceeds from borrowings and debt financing	917	46,166	33,668
Repayment of borrowings	(65,704)	(14,038)	(9,974)
Net cash generated from financing activities	209,037	32,186	28,016
Effect of change in foreign exchange rates	(2,460)	(883)	1,506
Net increase (decrease) in cash and cash equivalents	58,411	(2,301)	5,334
Cash and cash equivalents at beginning of period	17,354	19,655	14,321
Cash and cash equivalents at end of period	75,765	17,354	19,655
Supplemental cash flow information:
Interest paid	7,817	3,819	798
Income taxes paid	858	554	371
Non-cash investing and financing activities:
Issuance of shares in connection with business combination	0	1,454	1,120
Issuance of shares as debt placement fee	0	0	2,253
Issuance of shares upon tender of non-controlling interest in Velti North America, Inc.	$ 0	$ 124	$ 0

Description of Business	12 Months Ended
Dec. 31, 2011
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Description of Business
Description of Business
Velti plc, (Velti or Company), is a leading global provider of mobile marketing and advertising technology that enable brands, advertising agencies, mobile operators and media companies to implement highly targeted, interactive and measurable campaigns by communicating with and engaging consumers via their mobile devices. Our platform allows our customers to use mobile and traditional media, to target, reach and engage consumers, through mobile web and mobile applications; convert consumers into their customers; and to continue to actively manage the relationship through the mobile channel.

Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Accounting Policies [Abstract]
Basis of Presentation and Summary of Significant Accounting Policies
Basis of Presentation and Summary of Significant Accounting Policies
Basis of Presentation
We have prepared our consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). Certain prior year balances have been reclassified to conform to the current year presentation. Such reclassifications did not affect total revenues, operating income or net income. References to 2011, 2010 and 2009 refer to the year ended on December 31.
Principles of consolidation
The accompanying consolidated financial statements include the results of Velti plc and all subsidiaries that we control. Intercompany accounts and transactions have been eliminated. Investments in companies in which we own 20% to 50% of the voting stock or have the ability to exercise significant influence over operating and financial policies of the investee are accounted for using the equity method of accounting and, as a result, our share of the earnings or losses of such equity affiliates is included in the statement of operations.
Non-controlling interest represents the portion of the equity ownership of our consolidated subsidiaries not attributable to Velti. The non-controlling interest is recorded in shareholders' equity on the balance sheets, separate from the shareholders' equity attributable to Velti. The amount of consolidated net income attributable to Velti and to the non-controlling interest is presented separately on the consolidated statement of operations.
Use of Estimates and Judgment
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions in the Company’s consolidated financial statements and notes thereto. Significant estimates and assumptions made by management include valuation of deferred tax assets, intangible assets, goodwill and long-lived assets, contingent payments related to our recent acquisitions and the assumptions used to determined share-based compensation expense. Actual results could differ materially from those estimates.
Foreign Currency Translation
The functional currency of the Company’s major subsidiaries is generally the local currency. Adjustments resulting from translating functional currency financial statements into U.S. dollars are recorded as part of a separate component of shareholders’ equity. Foreign currency transaction gains and losses as well as the gain or loss resulting from remeasuring assets and liabilities denominated in a currency other that the function currency into the functional currency are included in net income or less for the period.
All assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the exchange rate on the balance sheet date. Revenues and expenses are translated at the average exchange rate during the period. Equity transactions are translated using historical exchange rates.
Revenue Recognition
We derive our revenue from three sources:

▪
software as a service (SaaS) revenue, which consists of fees from customers who subscribe to our hosted mobile marketing and advertising platform, generally referred to as “usage‑based” services, and fees from customers who utilize our software solutions to measure the progress of their transaction‑based mobile marketing and advertising campaigns, generally referred to as “performance‑based” services;

▪
license and software revenue, which consists of revenue from customers who license our mobile marketing and advertising platform and fees for customized software solutions delivered to and installed on the customers' server; and

▪
managed services revenue, which consists of fees charged to customers for professional services related to the implementation, execution, and monitoring of customized mobile marketing and advertising solutions.

We account for revenue for these services and licenses in accordance with Accounting Standards Codification (ASC) Topic 605 - Revenue Recognition and ASC Topic 985-605 - Certain Revenue Arrangements that Include Software Elements. We recognize revenue when all of the following conditions are satisfied: (i) there is persuasive evidence of an arrangement; (ii) the service has been rendered or delivery has occurred; (iii) the fee to be paid by the customer is fixed or determinable; and (iv) collectibility of the fee is reasonably assured.
SaaS revenue generated from our “usage‑based” services, including subscription fees for use of individual software modules and our automated mobile marketing campaign creation templates, and fees charged for access to our technology platform, are recognized ratably over the period of the agreement as the fees are earned.
SaaS revenue generated from our “performance‑based” services is generally based on specified metrics, typically relating to the number of transactions performed during the campaign multiplied by the cost per action in accordance with the terms of the related contracts. Some of our performance‑based contracts include performance incentive provisions that link a portion of revenue that we may earn under the contract to the performance of the customer's campaign relative to quantitative or other milestones, such as the growth in the consumer base, reduced consumer churn, or the effectiveness of the end-user response. We consider the performance‑based fees to be contingent fees. We recognize this revenue monthly based on actual performance, which is when the fees are earned and the amount of the fee can be reliably measured. Our performance‑based arrangements are typically invoiced monthly, which can occur in a period subsequent to revenue being recognized.
License and software revenue consists of fees charged for our mobile marketing and advertising technology provided on a perpetual or term based license. These types or arrangements do not typically include any ongoing support arrangements or rights to upgrades or enhancements and therefore revenue related to perpetual licensing arrangements is recognized upon the delivery of the license. Revenue from term based licenses are recognized over the related term. Fees charged to customize our software solution are recognized using the completed contract or percentage-of-completion method according to ASC 605-35, Revenue Recognition - Construction-Type and Production-Type Contracts, based on the ratio of costs incurred to the estimated total costs at completion.
Managed services revenue, when sold with software and support offerings, are accounted for separately when these services (i) have value to the customer on a standalone basis, (ii) are not essential to the functionality of the software and (iii) there is objective and reliable evidence of the selling price of each deliverable. When accounted for separately, revenue is recognized as the services are rendered for time and material contracts, and ratably over the term of the contract when accepted by the customer for fixed price contracts. For revenue arrangements with multiple deliverables, such as an arrangement that includes license, support and professional services, we allocate the total amount the customer will pay to the separate units of accounting based on their relative selling prices, as determined by the price of the undelivered items when sold separately.
The timing of revenue recognition in each case depends upon a variety of factors, including the specific terms of each arrangement and the nature of our deliverables and obligations, and the existence of evidence to support recognition of our revenue as of the reporting date. For contracts with extended payment terms for which we have not established a successful pattern of collection history, we recognize revenue when all other criteria are met and when the fees under the contract are due and payable. Fees that have been invoiced are recorded in trade receivables and in revenue when all revenue recognition criteria have been met. Fees that have not been invoiced as of the reporting date but for which all revenue recognition criteria are met are reported as accrued contract receivables on the balance sheets.
We present revenue net of value‑added tax, sales tax, excise tax and other similar assessments. Our revenue arrangements do not contain general rights of return.
Cash and Cash Equivalents
Cash and cash equivalents include time deposits and readily marketable securities with original maturities of 90 days or less.
Property and Equipment
Property and equipment consists mainly of furniture and equipment, computers and telecommunications hardware, and are recorded at historical cost less depreciation and impairment losses. Property and equipment is depreciated on a straight-line basis over the expected useful life of the asset, generally over four to ten years.
Gains and losses on disposal of property and equipment are determined by comparing proceeds with the carrying value of the respective asset, and are included in income from operations. All maintenance and repairs are expensed as incurred.
Intangible Assets
Intangible assets that we acquire or develop are carried at historical cost less accumulated amortization and impairment loss, if any.
Acquired Intangible Assets.    Intangible assets acquired through business combinations are reported at fair value . Amortization is expensed on a straight-line basis over the estimated economic lives of the assets acquired, as determined on the acquisition date.
Currently, our acquired intangible assets consist of customer relationships, developed technology, and trademark and trade name. Customer relationships are estimated to provide benefits over four to seven years, developed technology acquired is estimated to provide benefits over three to five years, and trademark and trade name is estimated to provide benefits over 9 to 18 months.
Internal Software Development Costs.    Internal software development costs consist primarily of internal salaries and consulting fees for developing software platforms for sale to or use by customers in mobile marketing and advertising campaigns. We capitalize such costs as they are integral parts of a product or process to be sold or leased. Such software is primarily related to our Velti mGage platform, including underlying support systems.
We capitalize costs related to software developed for new products and significant enhancements of existing products once technological feasibility has been reached and all research and development for the components of the product have been completed. Such costs are amortized on a straight-line basis over the estimated useful life of the related product, not to exceed three years, commencing with the date the product becomes available for general release to our customers.
Computer Software.    Computer software costs generally represent costs incurred to purchase software programs and packages that are used to develop and ultimately deliver our platforms sold to customers. Generally, costs associated with maintaining computer software programs are expensed as incurred. We capitalize the cost of software licenses that are complementary to or enhance the functionality of our existing technology platform and amortize such costs over the shorter of the contract term or the useful life of the license, but not to exceed five years.
Licenses and Intellectual Property.    We acquire know-how, intellectual property, and technical expertise generally through licensing arrangements with development partners. We capitalize the cost of the know-how and intellectual property licenses when the in-license expertise compliments and/or enhances our existing technology platform. Software licenses are amortized over the shorter of the contract term of the license agreement or the useful life of the license but not to exceed five years.
Impairment of Long-Lived Assets and Amortizable Intangible Assets
We evaluate long-lived assets such as property and equipment, and identifiable intangible assets that are subject to amortization for impairment when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. An impairment loss is recognized when estimated future undiscounted cash flows expected to result from the use of the asset and its eventual disposition is less than the carrying amount. When undiscounted future cash flows are not expected to be sufficient to recover an asset's carrying amount, the asset is written down to its fair value. Where available, quoted market prices are used to determine fair value. When quoted market prices are not available, various valuation techniques, including the discounted value of estimated future cash flows, are utilized. During 2011 we completed a comprehensive evaluation of our technology portfolio in connection with the integration of Air2Web and Mobile Interactive Group acquisition and determined certain legacy intangible assets were obsolete. As a result we recorded an impairment charge of $1.5 million during 2011, which is included within acquisitions and other charges in the accompanying Consolidated Statements of Operations. There were no such impairment charges recorded during 2010 and 2009.
Equity Method Investments and Joint Ventures
Our equity method investments includes all investments in entities over which we have significant influence but not control, generally accompanying a shareholding of between 20% and 50% of the voting rights. These investments are accounted for using the equity method of accounting and are initially recognized at cost. Our share of the investment's post acquisition profits or losses is recognized in the consolidated statement of operations. When our share of losses in an equity method investment equals or exceeds our interest in the equity method investment, including any other unsecured receivables, we will not recognize further losses unless we have incurred obligations or made payments on behalf of the equity method investment.
Unrealized gains on transactions between us and our equity method investment are eliminated to the extent of our interest in the equity method investment. Unrealized losses are also eliminated unless the transaction provides evidence of an impairment of the asset transferred. Accounting policies of equity method investees have been changed where necessary to ensure consistency with the policies adopted by us.
The entire carrying amount of the investment is tested for impairment by comparing its recoverable amount with its carrying amount, whenever there is an indication that the investment may be impaired.
Goodwill
Goodwill is generated when the consideration paid for an acquisition exceeds the fair value of net assets acquired. Goodwill is recognized as an asset and reviewed for impairment at least annually, or whenever events or circumstances indicate that the carrying amount of goodwill may not be recoverable. We have selected December 31 as the date to perform the annual impairment testing of goodwill.
In evaluating whether an impairment of goodwill exists, we first compare the estimated fair value of a reporting unit against its carrying value. If the estimated fair value is lower than the carrying value, then a more detailed assessment is performed comparing the fair value of the reporting unit to the fair value of the assets and liabilities plus the goodwill carrying value of the reporting unit. If the fair value of the reporting unit is less than the fair value of its assets and liabilities plus goodwill, then an impairment charge is recognized in earnings. We operate in a single reporting unit, for which we use the market approach to establish the fair value. We have determined that no goodwill impairment charge was necessary for 2011, 2010 and 2009.
Operating Leases
Leases where a significant portion of the risks and rewards of ownership are retained by the lessor, are classified as operating leases. Payments made under operating leases are charged to the statement of operations on a straight-line basis over the term of the lease. Contingent rentals arising under operating leases are recognized as an expense in the period in which they are incurred. In the event that we receive lease incentives in connection with such operating leases, such incentives are recognized as a liability. The aggregate benefit of incentives is recognized as a reduction of rental expense on a straight-line basis over the term of the lease.
Fair Value Measurements
The Company reports its financial and non-financial assets and liabilities that are re-measured and reported at fair value at each reporting period. The Company established a three-tier fair value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1.	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.
Level 2.	Include other inputs that are directly or indirectly observable in the marketplace.
Level 3.	Unobservable inputs which are supported by little or no market activity.
Our financial assets and liabilities consist principally of cash and cash equivalents, accounts payable, accrued liabilities, current and non-current notes payable. Cash and cash equivalents are stated at cost, which approximates fair value. As of December 31, 2011 and 2010, we do not have readily marketable securities that are classified as cash equivalents. Accounts payable and accrued liabilities are carried at cost that approximates fair value due to their expected short maturities. Our long-term debt bears interest at variable rates which approximate the interest rates at which we believe we could refinance the debt. Accordingly, the carrying amount of long-term debt as of December 31, 2011 and 2010 approximates its fair value. As of December 31, 2011, we did not have any financial assets or liabilities for which Level 1 or Level 2 inputs were required to be disclosed. See Note 7 for our disclosure of Level 3 inputs used to revalue our contingent payments related to certain of our acquisitions.
Allowance for Doubtful Accounts
We evaluate the collectability of accounts receivable based on a combination of factors; an allowance for doubtful accounts is provided based on estimates developed using standard quantitative measures, which include historical write offs and current economic conditions. We also make a specific allowance if there is strong evidence indicating that the amounts due are unlikely to be collectible. As of December 31, 2011 and 2010, the allowance for doubtful accounts was $808,000 and $135,000, respectively.
Concentration of Credit Risk
Financial instruments that potentially subject us to concentrations of credit risk consist primarily of cash and cash equivalents, to the extent that balances exceed insured limits, and accounts receivable. Our concentration of credit risk with respect to accounts receivable is limited as we have policies in place to ensure that sales are made to customers with a high credit standing, and we enter into factoring arrangements with local banks for a significant portion of our accounts receivable.
No customer accounted for more than 10% of our revenues during 2011. One customer accounted for 14% of our revenues during 2010. A different customer accounted for 15% of our revenues during 2009.
Share-Based Payments
We measure and recognize share-based compensation expense related to share-based transactions, including employee and director equity awards, in the financial statements based on fair value. We use the Black-Scholes valuation model to calculate the grant date fair value of share options and deferred share awards, using various assumptions. We recognize compensation expense over the service period of the award using the "graded vesting attribution method" which allocates expense on a straight-line basis over the requisite service period for each separately vesting portion of the award as if the award was, in substance, multiple awards.
We account for equity instruments issued to non-employees as expense at their fair value over the related service period and periodically revalue the equity instruments as they vest, using a fair value approach. The value of equity instruments issued for consideration other than employee services is determined on the earlier of (i) the date on which there first exists a firm commitment for performance by the provider of goods or services, or (ii) on the date performance is complete, using the Black-Scholes valuation model.
Government Grant Income Recognition
From time to time, we receive grants from the European Union for the development and roll-out of mobile and broadband services and various m-commerce related services. We recognize grant income as an offset to costs and expenses in our consolidated statements of operations in the period when the costs that are reimbursed by the grant are recognized. Receivables from government grants are recognized when there is reasonable assurance that the grant will be received and we are able to comply with all of the conditions imposed on the grant, which is generally upon receiving notification of grant eligibility.  Each grant provides income in the form of reimbursement of capital expenditures or of the costs incurred in the development of technology subject to the terms of the grant. Grants that reimburse costs related to depreciable assets, including our capitalized software development costs, are recognized as income in the periods, and in the proportions, in which amortization and depreciation on these assets is charged. Grant income is allocated among costs and expenses according to the allocation of the amortization of the capitalized software costs reimbursed by the grant.
Third Party, Datacenter, and Direct Project Costs
We incur certain operating costs that directly relate to revenue. These costs are classified into two categories: third-party, and datacenter and direct project.
Third Party Costs.    Our third party costs are paid to third parties to secure advertising space or content, or to obtain media inventory for the placement of advertising and media messaging services, as well as fees paid to third parties for creative development and other services in connection with the creation and execution of marketing and advertising campaigns. Third party costs also include the costs of certain content, media, or advertising that we acquire for a campaign, and costs associated with incentives and promotional costs provided to consumers in order to participate in the campaigns as well as certain computer hardware or software that we might acquire for a customer. Third party costs relate directly to SaaS revenue.
Datacenter and Direct Project Costs.    Datacenter and direct project costs consist primarily of personnel and outsourcing costs for operating our datacenters, which host our Velti mGage platform on behalf of our customers. Additional expenses include costs directly attributable to a specific campaign as well as allocated facility rents, power, bandwidth capacity, IT maintenance and support. In addition, direct project costs include personnel costs to customize our software solutions for specific customer contracts. These costs may relate to SaaS revenue and/or license and software revenue. To date, the vast majority of these costs are related to SaaS revenue and the amount attributable to license and software revenue was immaterial and inseparable.
Depreciation and Amortization
Depreciation and amortization expenses consist primarily of depreciation on computer hardware and leasehold improvements, amortization of purchased intangibles and capitalized software development costs, offset by allocation of government grant income.
Much of our depreciation and amortization expense relates to the amortization of software developed for external use, largely our mGage technology platform. We generate our revenue by providing services and products using this technology. However, we do not segregate or track the development costs by revenue type and are therefore unable to allocate these costs by revenue type.
Research and Development Expenses
We incur research and development expenses in the process of creating detailed program designs to be used for the development of our software platform, for other research activities, and for routine maintenance of our developed software. We expense research and development costs as incurred.
Advertising Costs
All advertising costs are expensed as incurred. We market our products primarily through a direct sales force and advertising expenditures are not material.
Net Income (Loss) Attributable to Velti per Share
Basic net income (loss) per share attributable to Velti is computed by dividing net income attributable to Velti by the weighted-average number of common shares outstanding for the fiscal period. Diluted net income per share attributable to Velti is computed giving effect to all potential weighted average dilutive common stock, including options and other equity awards. The dilutive effect of outstanding awards is reflected in diluted earnings per share by application of the treasury stock method.
Comprehensive income (loss)
Comprehensive income (loss) is comprised of net income (loss) and other comprehensive income (loss). The only component of our other comprehensive income (loss) is the effect of foreign currency translation.
Income Taxes
The Company uses the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on temporary differences between the financial statement and tax basis of assets and liabilities and net operating loss and credit carryforwards using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when necessary to reduce deferred tax assets to the amounts more likely than not expected to be realized.
Tax positions for the Company and its subsidiaries are subject to income tax audits by multiple tax jurisdictions throughout the world. The Company recognizes the tax benefit of an uncertain tax position only if it is more likely than not that the position is sustainable upon examination by the taxing authority, based on the technical merits. The tax benefit recognized is measured as the largest amount of benefit which is greater than 50 percent likely to be realized upon settlement with the taxing authority. The Company recognizes interest accrued and penalties related to unrecognized tax benefits in its tax provision.
Undistributed earnings of our Foreign Subsidiaries are indefinitely reinvested in the respective operations. No provision has been made for taxes that might be payable upon remittance of such earnings, nor is it practicable to determine the amount of this liability.
Our effective tax rate varies based on a variety of factors, including overall profitability, the geographical mix of income before taxes and the related tax rates in the jurisdictions in which we operate, restructuring and other one-time charges, as well as discrete events, such as tax settlements.
Recent Accounting Standards
In December 2010, the FASB issued ASU No. 2010-28,When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts (Topic 350) Intangibles—Goodwill and Other. ASU 2010-28 amends the criteria for performing Step 2 of the goodwill impairment test for reporting units with zero or negative carrying amounts and requires performing Step 2 if qualitative factors indicate that it is more likely than not that a goodwill impairment exists. We adopted ASU 2010-28 on January 1, 2012. There will be no material impact on our consolidated financial statements.
In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (Topic 820) Fair Value Measurement, to provide a consistent definition of fair value and ensure that the fair value measurement and disclosure requirements are similar between U.S. GAAP and International Financial Reporting Standards. ASU 2011-04 changes certain fair value measurement principles and enhances the disclosure requirements. We adopted ASU 2011-04 on January 1, 2012. There will be no material impact on our consolidated financial statements.
In June 2011, the FASB issued ASU No. 2011-05, Comprehensive Income (Topic 220) Presentation of Comprehensive Income, to require an entity to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. ASU 2011-05 eliminates the option to present the components of other comprehensive income as part of the statement of equity. ASU 2011-05 is effective for us on January 1, 2012, with retrospective application required. The adoption of ASU 2011-05 will require us to change our presentation of comprehensive income.
In September 2011, the FASB issued ASU 2011-08, Intangibles—Goodwill and Other (Topic 350). This ASU simplifies how entities, both public and nonpublic, test goodwill for impairment by permitting an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount as a basis for determining whether it is necessary to perform the two-step goodwill impairment test described in Topic 350. The more-likely-than-not threshold is defined as having a likelihood of more than 50 percent. Previous guidance under Topic 350 required an entity to test goodwill for impairment, on at least an annual basis, by comparing the fair value of a reporting unit with its carrying amount, including goodwill (step one). If the fair value of a reporting unit is less than its carrying amount, then the second step of the test must be performed to measure the amount of the impairment loss, if any. Under the amendment, an entity is not required to calculate the fair value of a reporting unit unless the entity determines that it is more likely than not that its fair value is less than its carrying amount. The adoption of ASU 2011-08 did not have a material effect on our consolidated financial statements.

Segment and Geographic Information	12 Months Ended
Dec. 31, 2011
Segment Reporting [Abstract]
Segment and Geographic Information
Segment and Geographic Information
Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker (CODM) in deciding how to allocate resources and in assessing performance. Velti's CODM is our chief executive officer. Our business is conducted in a single operating segment. Our CODM reviews a single set of financial data that encompasses our entire operations for purposes of making operating decisions and assessing financial performance. Our CODM manages our business based primarily on broad functional categories of sales, marketing, software and technology platform development and strategy.
We conduct our business in three geographical areas: Europe, Americas, and Asia/Africa. The following table provides revenue by geographic area. Revenue from customers for whom we provide services in multiple locations is reported in the location of the respective customer's domicile; revenue from customers for whom we provide services in a single or very few related locations is reported in the location of the respective customer's place of operations.

Revenue	Year Ended December 31,
	2011		2010		2009
	(in thousands, except percentages)
Europe:
United Kingdom	$37,758	20.0%	$34,105	29.3%	$14,655	16.3%
All other European countries	86,318	45.6%	55,299	47.6%	53,446	59.4%
Total Europe	124,076	65.6%	89,404	76.9%	68,101	75.7%
Americas	41,114	21.7%	9,150	7.9%	4,049	4.5%
Asia/Africa	24,012	12.7%	17,715	15.2%	17,815	19.8%
Total revenue	$189,202	100.0%	$116,269	100.0%	$89,965	100.0%

The vast majority of our long-lived assets are located in Greece. Long-lived assets consist of property and equipment, net of related accumulated depreciation.

Grant Income	12 Months Ended
Dec. 31, 2011
Grant Income Disclosure [Abstract]
Grant Income
Grant Income
From time to time, we receive grants from the European Union for the development and roll-out of mobile and broadband value-added services and various e-commerce related services. We recognize income under these grants as it is earned as an offset to the costs and expenses reimbursed by the grants. The amounts earned are offset to expense as follows:
These amounts are offset to the expense as follows:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Datacenter and direct project	$—	$80	$694
General and administrative	—	235	116
Sales and marketing	—	—	347
Depreciation and amortization	3,231	3,437	2,128
Total	$3,231	$3,752	$3,285

Balance Sheet Items	12 Months Ended
Dec. 31, 2011
Balance Sheet Related Disclosures [Abstract]
Balance Sheet Items
Balance Sheet Items
Details of our significant balance sheet line items consisted of the following:

Property and equipment	December 31,
	2011	2010
	(in thousands)
Buildings and fixtures	$1,903	$861
Computer and telecommunication hardware	6,853	5,330
Office equipment	2,544	1,511
Total cost	11,300	7,702
Less: accumulated depreciation	(5,378)	(4,449)
Total property and equipment, net	$5,922	$3,253

Depreciation expense during 2011, 2010 and 2009 was $1.4 million, $1.3 million and $0.9 million, respectively.

Other receivables and current assets	December 31,
	2011	2010
	(in thousands)
Notes receivables (1)	$29,488	$15,540
Government grant receivables	5,258	10,784
Other receivables	14,980	1,983
Total other current receivables	$49,726	$28,307

(1) Notes receivable consist of post dated checks that due to local laws are legally enforceable short-term promissory notes and have therefore been reclassified from trade receivables.

Accrued liabilities	December 31,
	2011	2010
	(in thousands)
Accrued interest	$22	$2,053
Professional fees	703	2,953
Employee related accruals	5,232	6,759
Accrued third-party costs	35,135	9,373
Other	8,529	6,377
Total accrued liabilities	$49,621	$27,515

Business Combinations	12 Months Ended
Dec. 31, 2011
Business Combinations [Abstract]
Business Combinations
Business Combinations
Mobile Interactive Group, Ltd. Acquisition
On November 14, 2011, we completed the acquisition of Mobile Interactive Group Limited (MIG), the UK's largest mobile marketing company, by acquiring all of the outstanding shares of MIG such that MIG became a wholly-owned subsidiary of Velti following the acquisition. In connection with the acquisition, we will pay minimum consideration of $35.2 million, including $25.2 million of cash paid at closing. We will pay $10.0 million in deferred consideration between March 2012 and April 2013. Depending on MIG's performance, we may pay up to an additional $27.0 million in 2013. The transaction was accounted for using the purchase method of accounting. Transaction costs amounted to $0.9 million and were expensed as incurred. After the acquisition, MIG became a wholly-owned subsidiary of Velti. Since the acquisition date through December 31, 2011, MIG has generated revenue of $4.1 million and a net loss of $2.3 million, including acquisition related charges.
We acquired MIG to, among other things, expand our footprint in the U.K., expand our product offering to include mobile commerce and mobile billing services in the 44 countries MIG services, and gain access to the more than 300 enterprise customers that use MIG's technology platform.
The preliminary allocation of the total consideration of $50.5 million was as follows:

Fair Value
(in thousands)
Net assets acquired (liabilities assumed):
Cash and cash equivalents	$9,307
Accounts receivable and other current assets	40,076
Property and equipment	859
Trade and other liabilities	(48,389)
Net assets acquired	1,853
Intangible assets acquired — customer relationships	17,110
Intangible assets acquired — trademark & trade name	580
Intangible assets acquired — non-compete agreement	3,131
Intangible assets acquired — developed technology	11,140
Goodwill	24,956
Deferred tax liability	(8,310)
Value of assets, net of deferred tax liabilities	$50,460
Purchase price:
Cash	$25,170
Deferred consideration	10,000
Contingent payment	15,290
Total consideration	$50,460

Acquired Intangible Assets
Customer relationships relate to the ability to sell existing and future services to existing customers. The fair value of customer relationships has been estimated using the income method utilizing a discounted cash flow model. We are amortizing this intangible asset on a straight line basis over its estimated useful life of 6.5 years.
Trademark and trade name represent the MIG brand and Internet domain. We valued the trademark and trade name using the relief from royalty method. We are amortizing the trademark and trade name on a straight line basis over its estimated useful life of 1.5 years.
Non-compete agreement represents the agreement with a certain member of MIG management that they will not compete directly or indirectly with Velti during the term of the agreement. We are amortizing the non-compete agreement on a straight line basis over its estimated useful life of 3 years.
Developed technology represents MIG's platform and other developed technology. We valued the technology and software using the income method utilizing a discounted cash flow model. We are amortizing the technology assets on a straight line basis over its estimated life of 4.4 years.
The weighted average amortization period for total amortizable intangible assets acquired in connection with our acquisition of MIG, including customer relationships, trademark and trade names, and developed technology, is estimated to be 4.9 years.
Goodwill
Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. The acquisition is expected to significantly enhance our presence in the U.K. and western Europe and increase the overall value of our platform to current and future customers. These factors contributed to establishing the purchase price, which resulted in the recognition of a significant amount of goodwill. None of the goodwill is expected to be deductible for income tax purposes.
Deferred Consideration
Deferred consideration represents the fair value on the acquisition date of the known amounts to be paid to former Mobile Interactive Group stockholders in cash or ordinary shares. The fair value of deferred consideration has been estimated using a present value factor based on the cost of capital and the timing of the payments as noted above.
Contingent Payment
As noted above we have agreed to pay, on March 31, 2013, an amount contingent upon the financial performance of MIG between January 1, 2011 and December 31, 2012 in cash or shares at our discretion. The contingent payment is based upon MIG achieving certain EBITDA targets during the period, with no minimum and a maximum of $27.0 million. We recorded the acquisition-date estimated fair value of the contingent payment of $15.3 million as a component of the consideration paid in exchange for the equity interests of MIG. The acquisition-date fair value was measured based on the probability-adjusted present value of the consideration expected to be transferred. See disclosure of Level 3 fair value measurements in Note 7 for changes during the period.
Air2Web, Inc. Acquisition
On October 4, 2011, we completed the acquisition of Air2Web, Inc. (Air2Web),  a provider of mobile customer relationship management (mCRM) solutions in the United States and India for many of the world's most trusted consumer brands. In connection with the acquisition, we paid $18.9 million in cash for all the outstanding common stock of Air2Web. As part of closing, Air2Web paid off its outstanding long term debt, totaling approximately $1.2 million, with cash provided by Velti.
We acquired Air2Web to, among other things, expand our U.S. and India footprint and provide improved access to carriers and verticals such as the financial services industry. Transaction costs amounted to $1.1 million and were expensed as incurred. Since the acquisition date through December 31, 2011, Air2Web has generated revenue of $4.8 million and net loss of $0.2 million, including acquisition related charges.
The preliminary allocation of the total consideration of $18.9 million was as follows:

Fair Value
(in thousands)
Net assets acquired (liabilities assumed):
Cash and cash equivalents	$600
Accounts receivable and other current assets	5,947
Property and equipment	1,221
Trade and other liabilities	(5,273)
Net assets acquired	2,495
Intangible assets acquired — customer relationships	1,920
Intangible assets acquired — trademark & trade name	110
Intangible assets acquired — developed technology	4,180
Goodwill	10,193
Value of assets, net of deferred tax liabilities	$18,898
Purchase price:
Cash	$18,898

Acquired Intangible Assets
Customer relationships represent customer relationships which relate to the ability to sell existing and future services to existing customers. The fair value of customer relationships has been estimated using the income method utilizing a discounted cash flow model. We are amortizing this intangible asset on a straight line basis over its estimated useful life of 6 years.
Trademark and trade name represents the Air2Web brand and Internet domain. We valued the trademark and trade name using the relief from royalty method. We are amortizing the trademark and trade name on a straight line basis over its estimated useful life of 9 months as we transition to Velti branding.
Developed technology represents Air2Web's platform and other developed technology. We valued the technology and software using the income method utilizing a discounted cash flow model. We are amortizing the technology assets on a straight line basis over its estimated life of 5 years.
The weighted average amortization period for total amortizable intangible assets acquired in connection with our acquisition of Air2Web, including customer relationships, trademark and trade names, and developed technology, is estimated to be 5.1 years.
Goodwill
Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. The acquisition is expected to significantly enhance our presence in the U.S. and India geographies and increase the overall value of our Platform to current and future customers. These factors contributed to establishing the purchase price, which resulted in the recognition of a significant amount of goodwill. None of the goodwill is expected to be deductible for income tax purposes.
Mobclix, Inc. Acquisition
On September 30, 2010, we acquired Mobclix, Inc. (Mobclix) based in Palo Alto, CA. At closing we paid $1.1 million in cash and issued 150,220 ordinary shares, to former Mobclix stockholders and creditors, with a fair value of $1.5 million. The fair value per share of £6.12 ($9.68) was based on the closing price of our ordinary shares on AIM on the date of acquisition. We paid an additional $8.5 million in March 2011 and an additional $0.7 million in employee bonuses. The agreement also provided for an amount payable on March 1, 2012 contingent upon the financial performance of Mobclix between January 1 and December 31, 2011. The transaction was accounted for using the purchase method of accounting. Transaction costs amounted to $0.3 million and were expensed as incurred. After the acquisition, Mobclix became a wholly-owned subsidiary of Velti.
On May 1, 2011 we amended our agreement with Mobclix to change the terms of the contingent payment in order to facilitate our integration efforts. The terms of the amendment fix the contingent payment at $18.1 million, payable in cash or shares at our discretion. We estimated the fair value of the amended minimum deferred consideration utilizing a present value factor based on the cost of capital and the timing of the payments, which resulted in recording an additional $6.1 million of acquisition related charges. As this became a fixed liability it is no longer considered a Level 3 fair value measurement as of December 31, 2011. In addition, we agreed an additional contingent amount based solely upon EBITDA performance between January 1 and December 31, 2011. This contingent payment has been set at a minimum of zero and a maximum additional payment of $5.0 million. We utilized the actual results as of December 31, 2011 and determined that no payment related to the 2011 EBITDA performance was due.
Other Acquisitions
During 2010, the Company acquired a privately-held company for $1.0 million in aggregate purchase consideration. The Company accounted for this transaction using the purchase method. Of the $1.0 million, the Company allocated $0.3 million to acquired intangible assets with useful life of 5 years and $0.7 million to goodwill. The goodwill balances are not deductible for tax purposes. This transaction was not material.
Unaudited Supplemental Pro Forma Financial Information
Unaudited supplemental pro forma financial information, prepared as though the acquisitions had been completed at the beginning of the fiscal year in which they were completed and the beginning of the immediately preceding fiscal year, is as follows:

	Year Ended December 31,
	2011(1)	2010(1)	2009(2)
	(unaudited) (in thousands)
Revenue	$223,430	$158,598	$92,299
Net income (loss)	(24,644)	(32,484)	133
Net income (loss) attributable to Velti shareholders	(24,774)	(32,403)	324
Net income (loss) per share attributable to Velti:
Basic	$(0.44)	$(0.85)	$0.01
Diluted	$(0.44)	$(0.85)	$0.01

(1)	assumes the acquisition of Mobclix, Mobile Interactive Group and Air2Web on January 1, 2010.

(2)	assumes the acquisition of Mobclix on January 1, 2009.

Fair Value Measurements	12 Months Ended
Dec. 31, 2011
Fair Value Disclosures [Abstract]
Fair Value Measurements
Fair Value Measurements
The Company considers fair value as the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market in which we would transact business in an orderly transaction on the measurement date. We consider assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions, and risk of nonperformance.
We use observable inputs whenever possible and minimize the use of unobservable inputs when measuring fair value. Observable inputs reflect readily obtainable data from independent sources, while unobservable inputs reflect the Company’s market assumptions. The inputs are then classified into the following hierarchy: (1) Level 1 Inputs—quoted prices in active markets for identical assets and liabilities; (2) Level 2 Inputs—observable market-based inputs other than Level 1 inputs, such as quoted prices for similar assets or liabilities in active markets, quoted prices for similar or identical assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data; (3) Level 3 Inputs—unobservable inputs that are supported by little or no market activity such as certain pricing and discounted cash flow models.
The fair value of our contingent payments associated with our recent acquisitions is determined based on an internal cash flow model using inputs based on estimates and assumptions developed by us and is remeasured on each reporting date. The rates used to discount net cash flows to their present value were based on our weighted average cost of capital for similar transactions and an assessment of the relative risk inherent in the associated cash flows. The inputs were current as of the measurement date. These inputs tend to be unobservable and, as such, are considered Level 3 in the fair value hierarchy.
The following table provides a summary of changes in fair value of the contingent payments measured using significant unobservable inputs (Level 3):

Fair Value
(in thousands)
Balance as of January 1, 2010	$41
Additions to contingent payment liability for Mobclix acquisition	5,135
Change in fair value of contingent payment liabilities	4,440
Settlement of contingent payment	(500)
Balance as of December 31, 2010	9,116
Reclassified to deferred consideration (not measured at fair value)	(10,290)
Additions to contingent payment liability for Mobile Interactive Group acquisition	15,290
Change in fair value of contingent payment liabilities	2,155
Balance as of December 31, 2011	$16,271

Intangible Assets	12 Months Ended
Dec. 31, 2011
Intangible Assets [Abstract]
Intangible Assets Disclosure [Text Block]
Intangible Assets
Information regarding our definite-lived intangible assets is a follows:

Intangible Assets	Average Useful life	Gross Carrying Value	Accumulated Amortization	Net Carrying Amount
	(in years)	(in thousands)
December 31, 2011
Internal software development costs	3.0	$26,445	$16,884	$9,561
Computer software	5.0	38,715	12,961	25,754
Licenses and intellectual property	5.0	29,092	16,806	12,286
Trademark and trade name	1.6	4,334	924	3,410
Customer relationships	4.0	24,295	2,517	21,778
Developed technology	3.5	22,088	3,685	18,403
Intangible assets	4.0	$144,969	$53,777	$91,192
December 31, 2010
Internal software development costs	3.0	$19,522	$11,116	$8,406
Computer software	5.0	17,821	8,331	9,490
Licenses and intellectual property	5.0	28,593	11,908	16,685
Trademark and trade name	1.3	637	127	510
Customer relationships	4.8	5,838	945	4,893
Developed technology	4.6	7,134	1,468	5,666
Intangible assets	4.4	$79,545	$33,895	$45,650

Gross amortization expense during 2011, 2010 and 2009 was $22.7 million, $14.4 million and $10.6 million, respectively.
The annual estimated amortization expense for the above intangible assets as of December 31, 2011 is as follows:

Amount
(in thousands)
2012	$24,506
2013	22,253
2014	17,984
2015	13,223
2016	9,483
Thereafter	3,743
Total	$91,192

Goodwill	12 Months Ended
Dec. 31, 2011
Goodwill Disclosure [Abstract]
Goodwill
Goodwill
The following table provides a summary of additions to goodwill for each reporting period:

Carrying Value
(in thousands)
Balance as of December 31, 2009	$3,874
Other acquisitions	920
Acquisition of Mobclix, Inc.	13,877
Foreign exchange differences	(220)
Balance as of December 31, 2010	18,451
Acquisition of Air2Web, Inc.	10,193
Acquisition of Mobile Interactive Group, Ltd.	24,956
Foreign exchange differences	(644)
Balance as of December 31, 2011	$52,956

Equity Method Investments	12 Months Ended
Dec. 31, 2011
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments
Equity Method Investments
All equity method investments operate in the same sector as our primary business. Our investments accounted for under the equity method as of December 31, 2011 include:

Company	Interest Held
Amplus S.A	21.7%
Evorad S.A	49
N-Squared S.A	50
Tagem S.A	50
Digital Rum S.A	50
CASEE	33
HT Mobile	35

Ansible Mobile LLC — Joint Venture
In July 2007, we established a joint venture called Ansible Mobile LLC, (Ansible), with The Interpublic Group of Companies, Inc., (IPG), a publicly-traded multi-national advertising firm, whereby we owned one-half of the equity interest in Ansible. We reached an agreement with IPG to terminate Ansible effective as of July 2010. The termination had no material financial impact on our results of operations during 2010.
CASEE — China — Equity Investment
In April 2008, we purchased shares of Series A Preferred Stock as well as a note convertible into, and warrants to purchase, shares of Series A Preferred Stock of the parent company of a Chinese mobile marketing firm called Cellphone Ads Serving E-Exchange, or CASEE. To date, we have converted the note, and own 33% of the outstanding equity of the parent company. We did not exercise our warrants prior to expiration. During January 2012 we completed our acquisition for the remaining equity interests in CASEE; see Note 17.
HTMobile — Joint Venture
In 2009, we formed HT Mobile Solutions with HT Media, India's second largest media group and owner of the Hindustan Times newspaper. We own a 35% interest in the joint venture. HT Mobile Solutions services large network operators, brands and advertising agencies, as well as smaller regional companies, in India.
A rollforward of the activity in our equity method investments:

Carrying Value
(in thousands)
Balance as of January 1, 2009	$3,640
Additional equity method investments	1,462
Share of loss from equity method investments	(1,943)
Foreign exchange differences	95
Balance as of December 31, 2009	3,254
Disposition of interest in equity method investments	(92)
Additional equity method investments	323
Share of loss from equity method investments	(1,054)
Foreign exchange differences	(103)
Balance as of December 31, 2010	2,328
Additional equity method investments	170
Share of loss from equity method investments	(217)
Foreign exchange differences	(11)
Balance as of December 31, 2011	$2,270

Short-term financings and long-term debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Short-term financings and long-term debt
Short-term financings and long-term debt
Our short-term financings and long-term debt outstanding as of December 31, 2011 and 2010 is classified as follows:

	December 31,
	2011	2010
	(in thousands)
Long-term debt, net of current portion	$7,009	$19,904
Current portion of long-term debt	2,753	12,940
Short-term financings	182	38,729
Short-term debt	2,935	51,669
Total debt	9,944	71,573
Less: Carrying value of debt placement fee(1)	(204)	(1,458)
Total debt, net of debt placement fee	$9,740	$70,115

(1)
Represents the carrying value of the 875,000 new shares issued to various parties in lieu of an arrangement fee and certain other fees incurred in connection with our term loans and revolving facility with Thor Luxembourg S.à.r.l. described below under "Debt Discounts" and arrangement fees incurred in connection with our term loan with Black Sea Trade and Development Bank.

Details of our long-term debt and short-term financings by facility as of December 31, 2011 are as follows:

Lender	Description / Term	Total Facility	Outstanding Amount	Interest Rate	Security/Covenant
Short-term financings:		(in thousands)
ICICI Bank	Working capital	$182	$182	ICICI I-Base +5.5%	Secured by assets of Air2Web India Pvt Ltd
Long-term debt:
BSTD	Term facility due September 2015	$8,611	$8,611	3 month Euribor + 4%	See below
ING	Term facility due April 2014	$1,151	$1,151	Fixed 4.05% to April 2012, then 3 month Eurobor + 2.5%	Secured by assets of Mobile Interactive Group, Ltd.
Total debt:		$9,944	$9,944

Future principal repayments under all debt arrangements as of December 31, 2011 are as follows:

Amount
(in thousands)
2012	$2,753
2013	2,995
2014	2,474
2015	1,722
Total	$9,944

Debt Covenants
Our loan facility with Black Sea Trade and Development Bank (BSTD) requires us to maintain a net debt to operating EBITDA ratio on an annual basis of not more than 3.00 to 1; an EBIT to Net Interest Expense ratio on an annual and semi-annual basis of not less than 1.60 to 1, and a ratio of total liabilities to shareholders' equity on an annual and semi-annual basis of not more than 2.00 to 1. As of December 31, 2011 we were in compliance with all of the covenants under this facility.
Secured Borrowings and Collateralized Receivables
We have historically transferred certain trade receivables to financial institutions that are accounted for as secured borrowings. The transferred receivables serve as collateral under the receivable sales facilities. The carrying value of the collateralized receivables approximates the carrying value of the equivalent secured borrowings. As of December 31, 2011, none of our accounts receivable were pledged as security against borrowings. As of December 31, 2010, we had pledged $10.7 million of our accounts receivable as security against short-term loans. The collateralized receivables are presented at their net present value. The interest rate implicit in the collateralized receivables was 6.0% as of December 31, 2010.
The average effective interest rates of our borrowing facilities as of December 31, 2011 ranged from 4.0% to 15.5%. The average effective interest rates of our borrowing facilities as of December 31, 2010 ranged from 2.3% to 20%.
Interest expense related to servicing of our borrowing facilities is summarized below:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Interest expense:
Long-term loans	$1,795	$3,649	$608
Short-term loans	553	1,659	553
Finance costs on factoring of receivables	1,631	1,059	532
Other interest costs	961	256	360
Accretion of debt discount and deferred purchase consideration	2,621	1,576	367
Total interest expense	7,561	8,199	2,420
Less: Interest income	(172)	(130)	(50)
Net interest expense	$7,389	$8,069	$2,370

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes
The components of our income or (loss) before income taxes were as follows:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Country of Domicile	$(31,348)	$(15,522)	$(11,824)
Foreign	19,918	3,543	18,498
	$(11,430)	$(11,979)	$6,674

The components of the provision for income taxes are as follows:

	For the Year Ended December 31,
	2011	2010	2009
	(in thousands)
Current
Country of Domicile	$—	$—	$—
Foreign	2,180	1,230	393
Reserves	2,367	1,904	1
Total Current	$4,547	$3,134	$394
Deferred
Country of Domicile	$—	$—	$—
Foreign	(1,608)	6,112	425
Reserves	869	(5,475)	(409)
Total Deferred	$(739)	$637	$16
Total Provision	$3,808	$3,771	$410

A reconciliation between the statutory income tax rates of our country of domicile and our effective tax rates as a percentage of income (loss) before income taxes is as follows:

	For the Year Ended December 31,
	2011	%	2010	%	2009	%
	(in thousands, except percentages)
Tax at country of domicile statutory rate	$(1,445)	(12.5)%	$(3,354)	(28.0)%	$1,869	28.0%
Foreign earnings at other than country of domicile statutory rates	(5,985)	(50.6)	(339)	(2.8)	(4,741)	(71.0)
Unrecognized Tax Benefits	2,503	21.7	3,853	32.2	1,397	20.9
Rate Changes	(250)	(2.2)	17	0.1	206	3.1
Permanent Items	5,668	47.8	14	0.1	735	11.0
Deferred tax true-ups	1,929	16.7	—	—	—	—
Valuation Allowance	1,388	12.0	3,580	29.9	944	14.1
	$3,808	33.0%	$3,771	31.50%	$410	6.10%

Our statutory tax rate is 12.5% in 2011 as we moved our country of domicile from the U.K. to Ireland. The foreign tax differential presented in the above rate reconciliation schedule is due to foreign losses in jurisdictions where the tax rates are significantly higher than the statutory rate and foreign income in jurisdictions where the tax rates are significantly lower than the statutory rate.
The components of the current and long-term deferred tax assets and liabilities, net, consist of the following:

	As of December 31,
	2011	2010
	(in thousands)
Current Deferred Tax Assets:
Other	$526	$—
Non-Current Deferred Tax Assets:
Accrued Expenses (including amounts subject to settlement) & Allowances	6,400	7,466
Depreciable Assets	(2,083)	(434)
Net Operating Losses	14,208	6,761
Other	547	479
Total Non-Current Deferred Tax Assets	19,072	14,272
Total Deferred Tax Assets	19,598	14,272
Valuation Allowance	(13,382)	(7,220)
Non-Current Deferred Tax Assets, net	6,216	7,052
Current Deferred Tax Liabilities:
Accrued Revenues	(6,186)	(6,744)
Non-Current Deferred Tax Liabilities:
Intangible Assets	(10,180)	(3,036)
Deferred Tax Assets (Liabilities), net	$(10,150)	$(2,728)

The increase in valuation allowance was $6.2 million, $4.8 million, and $0.9 million during 2011, 2010 and 2009, respectively.
We had total net operating loss carrforwards of $95.6 million, $71.8 million and $31.9 million as of December 31, 2011 2010, and 2009 respectively. These net operating losses carryforward are available to offset taxable income in the future. As of December 31, 2011, we had $50.7 million of US net operating loss carryforwards which will expire in 2027 through 2031. We also had $31.3 million of UK net operating loss carryforwards which have no expiration date. The remaining $13.6 million of net operating loss carryforwards in other jurisdictions will begin to expire in 2012.
Utilization of the Company's net operating loss and tax credit carryforwards may be subject to substantial annual limitation due to the ownership change limitations provided under the law of various tax jurisdictions. Such an annual limitation could result in the expiration of the net operating loss and tax credit carryforwards before utilization.
We periodically evaluate the realizability of the deferred tax assets and recognize the tax benefit only as reassessment demonstrates that they are realizable. At such time, if it is determined that it is more likely than not that the deferred tax assets are realizable, the valuation allowance will be adjusted. Our deferred tax assets that were determined to be realizable in the future were $6.2 million and $7.1 million as of December 31, 2011 and 2010, respectively. The valuation allowance was $13.4 million and $7.2 million as of December 31, 2011 and 2010, respectively. A significant portion of the change in valuation allowance relates to tax assets established in accounting for our acquisitions.
As of December 31, 2011, $84.6 million of undistributed earnings for our foreign subsidiaries are considered indefinitely reinvested in the respective operations. No provision has been made for taxes that might be payable upon remittance of such earnings, nor is it practicable to determine the amount of this liability.
A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

	As of December 31,
	2011	2010
	(in thousands)
Balance as of January, 1	$7,641	$5,692
Gross increases — current year tax positions	3,375	1,949
Gross increases — prior year tax positions	1,904	—
Gross decreases — current year tax positions	(931)	—
Balance as of December 31	$11,989	$7,641

Our policy for deducting interest and penalties is to treat interest as interest expense and penalties as taxes. As of December 31, 2011, we had $1.0 million accrued for the payment of interest and penalties related to unrecognized tax benefits.
We file income tax returns in various tax jurisdictions around the world. While we are not currently under audit in the major taxing jurisdictions in which we are subject to tax, the tax years 2004 to 2011 are generally remain open to examination.  However, we do not believe that the total amount of unrecognized tax benefits will significantly change within the next 12 months.

Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

(a)	Operating Lease Commitments
The future aggregate minimum lease payments under non-cancellable operating leases as of December 31, 2011 are as follows:

Amount
(in thousands)
2012	$3,896
2013	4,239
2014	4,111
2015	3,519
2016	3,479
Thereafter	8,673

Rent expense was $3.7 million, $2.6 million and $2.3 million during 2011, 2010 and 2009, respectively.

(b)	Guarantees and Indemnifications
ASC 460, Guarantees, requires that upon issuance of a guarantee, the guarantor must recognize a liability for the fair value of the amount of obligations it assumes under that guarantee.
We periodically establish irrevocable bank guarantees in favor of a customer in connection with a campaign guaranteeing minimum net revenue or covering costs of a campaign. As of December 31, 2011 and 2010, the aggregate amount of our outstanding commitments under such letters of guarantee was $2.7 million and $1.1 million, respectively. We accrue for known obligations when a loss is probable and can be reasonably estimated. There were no accruals for expenses related to our performance guarantees for any period presented.
As permitted under the laws of the Bailiwick of Jersey and the Republic of Ireland, and in accordance with our bylaws, we indemnify our officers and directors for certain events or occurrences, subject to certain limits, while the officer or director is or was serving at our request in such capacity. The maximum amount of potential future indemnification is unlimited; however, we maintain director and officer liability insurance that limits our exposure and may enable us to recover a portion of any future amounts paid. We believe the fair value for these indemnification obligations is immaterial. Accordingly, we have not recognized any liabilities relating to these obligations as of December 31, 2011 and 2010.
(c)     Pension and Other Post-Retirement Obligations
We are required under Greek law to make a payment to employees on unfair dismissal or on attaining normal retirement age. The amount of the payment depends on the employees' monthly earnings (capped at €6,000 per month, or approximately $8,200) and a multiple which depends on length of service. The most recent independent actuarial valuation was carried out as of December 31, 2011. As of December 31, 2011 and 2010, we have included $551,000 and $447,000, respectively in other non-current liabilities for this obligation. As of December 31, 2011, our retirement benefits obligations were unfunded.
(d)     Mobile Device Litigation
In re iPhone Application Litigation is a purported nationwide class action filed in the Northern District of California against Apple Inc. and certain other parties, including Mobclix, and the result of a Multi-District Litigation consolidation of numerous class actions filed in state and federal courts throughout the United States. The action alleges that the defendants, through the promotion of software applications, or "apps", developed, marketed, and provided or sold for use with Apple's devices, improperly and unlawfully access, capture, alter and/or use personal information they obtained from "app" users.
The defendants responded to the complaint via a successful pleading challenge. See In re iPhone Application Litig., 2011 WL 4403963 (N.D. Cal. Sept. 30, 2011) (Order Granting Defendants' Motions to Dismiss for Lack of Article III Standing Without Prejudice). In their amended complaint, the plaintiffs dropped several of the entities named as defendants in the initial consolidated complaint, including Mobclix, ostensibly to better their chances of surviving a second pleading challenge. A hearing regarding the remaining defendants' challenge to this amended pleading is scheduled for May 3, 2012.
Defendant TrafficMarketplace.com recently demanded that Mobclix, pursuant to an agreement between the parties, defend and indemnify it for costs related to the In re iPhone Application Litigation class action. TrafficMarketplace.com and Mobclix are negotiating this demand.
Mobclix was named as a defendant in a similar litigation regarding Google devices, but within several months was dismissed from that action without prejudice.
Because the filed actions are in the very early stages, and due to the inherent uncertainty surrounding the litigation process, we are unable to reasonably assess the likelihood of any particular outcome of these litigations (or potential litigations) at this time.
(e)    Other Legal Proceedings
We are involved in various claims and litigation arising in the normal course of business. While the outcome of these matters is uncertain and there can be no assurance that such matters will be resolved in our favor, we do not currently believe that the outcome of any pending or threatened proceedings related to these or other matters, or the amounts which we may be required to pay by reason thereof, would have a material adverse impact on our financial position, results of operations or liquidity.

Share-Based Compensation	12 Months Ended
Dec. 31, 2011
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share-Based Compensation
Share-Based Compensation
Equity Incentive Plans
Our General Share Incentive Plan allows for the award of (i) share options, (ii) deferred share awards, (iii) conditional share awards and (iv) share appreciation rights. Only our employees and employee directors are eligible to participate in this plan. Subject to limits in our Articles of Association that are described below, there are no set limits on the number of ordinary shares reserved for issuance under our General Share Incentive Plan. Historically, all of our awards were under this plan. Vesting is allowed based on time-based or performance-based criteria.
Our 2009 U.S. Employee Share Incentive Plan allows for the award of: (i) incentive share options, (ii) non-qualified share options, (iii) restricted share awards and (iv) unrestricted share awards. Only our employees or employees of our affiliates are eligible to participate in this plan. The maximum number of shares which may be issued pursuant to awards made under the U.S. Employee Share Incentive Plan is 1,050,000 shares. Grants under this plan may use time-based or performance-based vesting.
Our 2009 U.S. Non-Employee Share Incentive Plan allows for the award of: (i) share options, (ii) restricted share awards and (iii) unrestricted share awards. Only our non-employee directors and consultants, and non-employee directors and consultants of our affiliates, are eligible to receive awards under the U.S. Non-Employee Share Incentive Plan. The maximum number of shares which may be issued pursuant to awards made under the U.S. Non-Employee Share Incentive Plan is 50,000 shares. Grants under this plan may use time-based or performance-based vesting.
All awards under these plans are in ordinary shares. The maximum number of shares which may be issued under all of these plans in the aggregate pursuant to awards made over the previous three years must not exceed 10% of our ordinary share capital.
We grant deferred share awards to our employees as part of our compensation package. We also grant share options to our employees and consultants in addition to deferred share awards. We also award fully vested ordinary shares as compensation to our non-executive directors in lieu of cash payments. We grant deferred share awards to our executive officers that may be subject to vesting based upon achievement of performance metrics as well as a minimum service period, normally two years.
Under our share incentive plans, shares are issued to a participant when the deferred share award vests in accordance with any vesting schedule specified in the award agreement following receipt of payment of the aggregate nominal (par) value of £0.05 per ordinary share. The deferred share award recipient is responsible for all applicable taxes payable on the award. All of our share options have an exercise price equal to the market price of our ordinary shares on the date of grant. Our shares typically vest over a four-year period at the rate of 25% per year on the anniversary of the date of grant, although during 2010 we awarded a number of share options that vested on the one year anniversary of the date of grant, subject to our completion of our public offering in the U.S. prior to the vesting date. We also periodically award share options or deferred share awards to consultants that vest over a two year period.
Deferred Share Awards
Details of our deferred share awards are as follows:

	Number of Shares	Weighted Average Exercise Price Per Share	Weighted Average Grant Date Fair Value Per Share	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of January 1, 2009	1,654,016	$0.10
Share awards granted	1,456,121	$0.08	$2.32		$3,375
Forfeited	(421,371)	$0.09
Vested deferred share awards	(533,400)	$0.10			$779
Outstanding as of December 31, 2009	2,155,366	$0.09		0.97	$6,162
Share awards granted	1,206,958	$0.07	$6.39		$7,711
Forfeited or failed to vest	(670,056)	$0.09
Vested deferred share awards	(636,284)	$0.10			$3,283
Outstanding as of December 31, 2010	2,055,984	$0.08		1.22	$13,850
Share awards granted	1,768,299	$0.08	$11.17		$19,756
Forfeited or failed to vest	(364,383)	$0.08
Vested deferred share awards	(1,454,455)	$0.08			$24,347
Outstanding as of December 31, 2011	2,005,445	$0.08		1.80	$13,287

For deferred share awards, the fair value on the date of grant approximates market value as the exercise price equals the nominal (par) value of £0.05 (remeasured into US Dollars on grant date) per ordinary share. The aggregate estimated grant date fair value therefore approximates the intrinsic value disclosed in the table above.
Stock Options
Details of stock option activity are as follows:

	Number of options	Weighted Average Exercise Price	Weighted Average Grant Date Fair Value	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value (in thousands)
Outstanding as of January 1, 2009	—	—
Share options granted	985,573	$2.64	$1.60
Forfeited share options	(15,390)	$2.57
Outstanding as of December 31, 2009	970,183	$2.65		6.16	$565
Share options granted	3,035,587	$5.47	$3.45
Forfeited share options	(507,955)	$3.24
Exercised options	(4,995)	$2.66			$43
Outstanding as of December 31, 2010	3,492,820	$5.01		8.90	$10,140
Share options granted	1,822,812	$11.17	$6.4
Forfeited share options	(519,533)	$6.48
Exercised options	(113,402)	$3.69			$1,034
Outstanding as of December 31, 2011	4,682,697	$7.17		8.49	$6,028

There were 39,250 share options granted to non-employees of Velti, which are included in the table above. The fair value of these options is remeasured at each reporting date utilizing the share price at that time. The Company settles stock option exercises by issuing new shares of stock.
The aggregate estimated grant date fair value was $11.6 million, $10.4 million and $1.6 million for options granted to employees during 2011, 2010 and 2009, respectively.
The following table summarizes information regarding our outstanding and exercisable options as of December 31, 2011:

	Outstanding			Exercisable
Range of Exercise Prices	Number of Option Shares	Weighted-Average Exercise Price per Share	Remaining Weighted-Average Contractual Term (Years)	Number of Option Shares	Weighted-Average Exercise Price Per Share	Aggregate Intrinsic Value
$2.57 - $4.69	486,717	$2.70	6.04	274,133	$2.64
$4.95 - $4.95	2,170,299	$4.95	8.25	746,869	$4.95
$6.26 - $9.46	1,006,014	$8.25	9.41	164,106	$9.16
$9.64 - $16.51	960,294	$12.63	9.24	625	$9.64
$16.91 - $18.47	59,373	$18.06	9.37	—	$—
	4,682,697	$7.17	8.49	1,185,733	$5.00	$2,526

The fair value of our share options was estimated at the date of grant using the Black-Scholes model with the following assumptions:

	Year Ended December 31,
	2011	2010	2009
Share Options Valuation Assumptions
Expected volatility	60%	60%	61%
Expected life in years	6.25	6.25	6.25
Risk free rate	1.1% - 2.5%	2.5%	4.0%
Expected dividends	—	—	—

For share options, as we do not have sufficient historical information to develop reasonable expectations about future exercise patterns and post-vesting employment behavior, we estimate the expected term of options granted by taking the average of the vesting term and the contractual term of the options, referred to as the simplified method. We estimate the expected term of our share options using a blended volatility factor, which consists of our own share volatility from our trading history and expected future volatility. The risk-free interest rate assumption is based upon observed interest rates appropriate for the expected term of the deferred share award or share option. Expected dividends during the term of the options are based on our dividend policy. To date, no dividends have been declared or paid and none are expected to be declared or paid during the expected term. We estimated the forfeiture rate based on historical and anticipated levels of personnel turnover.
During 2011, 2010 and 2009 we recognized total share-based payment expense under equity incentive plans as follows:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Datacenter and direct project	$3,549	$443	$146
General and administrative	11,735	2,613	344
Sales and marketing	8,288	2,231	473
Research and development	4,055	985	329
	$27,627	$6,272	$1,292

There was no recognized tax benefit recorded during 2011, 2010 and 2009 related to share-based payment compensation expense. As of December 31, 2011, there was $10.5 million, of total unrecognized compensation cost related to deferred share awards awarded under our share incentive plans expected to be recognized over a weighted-average recognition period of 1.8 years. As of December 31, 2011, there was $8.3 million of total unrecognized compensation cost related to share options expected to be recognized over a weighted-average recognition period of 1.7 years.
In March 2011, certain performance based deferred share awards granted to employees in 2009 were approved for vesting. The performance metrics of these awards were set at the time of grant based on then current projections of company performance under IFRS for 2009 and 2010. These metrics did not contemplate our conversion to US GAAP, the impact of acquisitions completed during 2009 and 2010, or the impact on our results of preparing for and completing our US public offering. Due to the judgment required to reconcile actual company performance with the original metrics, it was determined that any vesting would be required to be treated as a modification under the guidance in ASC 718. This required the fair value of the awards to be remeasured on the vesting approval date, with the incremental fair value charged to expense over the remaining vesting period. As a result, we recognized additional compensation expense of approximately $10.5 million during 2011.
In May 2010, we allowed for the vesting of certain deferred share awards granted to employees in 2008 under IFRS based on then current projections of company performance under IFRS for 2008 and 2009. As a result of this modification, we recognized additional compensation expense of approximately $1.1 million during 2010.

Net Income (Loss) Per Share	12 Months Ended
Dec. 31, 2011
Earnings Per Share [Abstract]
Net Income (Loss) Per Share
Net Income (Loss) Per Share
Basic net income (loss) per share is calculated by dividing the profit attributable to equity holders by the weighted average number of ordinary shares outstanding during the year. Diluted net income per share is computed by including all potentially dilutive ordinary shares, deferred share awards and share options. For the years ended December 31, 2011 and 2010, deferred share awards and share options were not included in the computation of diluted net loss per share because the effect would have been antidilutive.
The following table presents the calculation of basic and diluted earnings per share:

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Net income (loss) attributable to Velti	$(15,368)	$(15,669)	$6,455
Weighted average number of ordinary shares outstanding	55,865	37,933	35,367
Plus: Incremental dilutive deferred share awards and share options	—	—	2,260
Weighted average number of ordinary shares including dilutive effect of outstanding share awards and options	55,865	37,933	37,627
Net income (loss) per share attributable to Velti:
Basic	$(0.28)	$(0.41)	$0.18
Diluted	$(0.28)	$(0.41)	$0.17

Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
Related Party Transactions
Transactions with Equity Method Investments
Velti Center for Innovation S.A. Velti Center for Innovation, a wholly‑owned subsidiary, or VCI, was incorporated for the sole purpose of participating in the EU sponsored program active from 2004 to 2008, which is administered by the General Secretariat of Research and Development of Greece. Under this program, VCI was established to develop start up enterprises in Greece to develop innovative technologies that will be served by a common architecture. The enterprises include Amplus S.A., Evorad S.A., Tagem S.A., mPoint S.A. and N‑Squared S.A.
We eliminate unrealized gains and losses on transactions between us and our equity method investments. We record these gains or losses as non-operating loss from equity method investments based on the nature of the transactions, which is one of the acceptable methods under U.S. GAAP.  This resulted in an additional loss from equity method investments of $1.9 million and $2.8 million during 2011 and 2010, respectively. During 2009, there were no significant unrealized gains or losses from these type of transactions.
Amplus S.A.
Chris Kaskavelis, our Chief Operating Officer, and Menelaos Scouloudis, our Chief Commercial Officer, are members of the board of Amplus S.A. VCI S.A. holds 21.7% of the share capital of Amplus S.A.

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Sales to Amplus S.A.	$3,193	$—	$17
Invoiced to Amplus S.A. for services rendered	$50	$84	$85
Purchases from Amplus S.A.	$839	$288	$142

	As of December 31,
	2011	2010
	(in thousands)
Trade receivables from Amplus S.A.	$—	$—
Accrued and other receivables from Amplus S.A.	$2,984	$—
Trade payables to Amplus S.A.	$180	$360

Tagem S.A.
VCI S.A. holds one‑half of the share capital of Tagem S.A.

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Sales to Tagem S.A.	$—	$1,898	$365
Invoiced to Tagem S.A. for services rendered	$46	$61	$77
Purchases from Tagem S.A.	$2,153	$465	$415

	As of December 31,
	2011	2010
	(in thousands)
Trade receivables from Tagem S.A.	$8	$1,383
Accrued and other receivables from Tagem S.A.	$1,155	$200
Trade payables to Tagem S.A.	$—	$—

Digital Rum S.A.
VCI S.A holds one-half the share capital of Digital Rum S.A.

	Year Ended December 31,
	2011	2010	2009
	(in thousands)
Sales to Digital Rum S.A.	$2,660	$4,021	$2,100
Invoiced to Digital Rum S.A. for services rendered	$24	$82	$36
Purchases from Digital Rum S.A.	$2,270	$3,080	$244

	As of December 31,
	2011	2010
	(in thousands)
Trade receivables from Digital Rum S.A.	$507	$2,300
Accrued and other receivables from Digital Rum S.A.	$2,572	$—
Trade payables to Digital Rum S.A.	$—	$101

N-Squared S.A.
Chris Kaskavelis, our Chief Operating Officer, is a member of the board of N‑Squared S.A. VCI holds one-half of the share capital of N-Squared S.A. We did not have any significant transactions with N-Squared during the periods presented.
Evorad S.A.
VCI S.A. holds 49% of the share capital of Evorad S.A. We did not have any significant transactions with Evorad during the periods presented. We had $644,000 and $501,000 in other receivables from Evorad as of December 31, 2011 and 2010, respectively.
CASEE
In connection with signing the definitive agreement to purchase the remaining outstanding equity interest of CASEE, we provided CASEE with a $1.5 million loan facility to fund working capital needs prior to the completion of the acquisition. As of December 31, 2011 was $1.5 million. This is included in other receivables as of December 31, 2011.

Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
CASEE Acquisition
On January 23, 2012 we completed the acquisition of the remaining equity interests of CASEE, the largest mobile ad exchange and mobile ad network in China. Velti paid approximately $8.4 million in cash for the remaining interest in CASEE. In addition, based upon the financial performance of CASEE, Velti may be required to pay total contingent consideration of up to $20.3 million in a mix of cash or shares at Velti's discretion. The contingent consideration is payable in two tranches, between April 2012 and mid-2013 following determination of certain financial results of CASEE for its fiscal years ending March 31, 2012 and March 31, 2013.
The transaction will be accounted for using the acquisition method of accounting under ASC 805 – Business Combinations. The acquisition method of accounting requires, among other things, that assets acquired and liabilities assumed be recognized at their fair values as of the acquisition date. Due to the limited time since the acquisition date, the initial accounting for the business combination is incomplete at this time. Neither the acquisition date closing balance sheets nor the valuation of acquired intangible assets have been completed. As a result, we are unable to ascertain the acquisition date fair value for major classes of assets acquired and liabilities assumed and the associated adjustments necessary to compute supplemental pro-forma revenue and earnings information.
We have evaluated subsequent events for recognition or disclosure through the date on which the accompanying consolidated financial statements being presented were issued as part of this annual report, and not beyond that date.

Schedule II Valuation and Qualifying Accounts	12 Months Ended
Dec. 31, 2011
Valuation and Qualifying Accounts [Abstract]
Schedule II Valuation and Qualifying Accounts
Schedule II
Valuation and Qualifying Accounts

	Balance at Beginning of Year	Additions and Charges to Expenses	Write-offs and Deductions	Total
	(in thousands)
Allowance for doubtful accounts receivable:
Year ended December 31, 2011	$135	$673	$—	$808
Year ended December 31, 2010	$135	$10	$(10)	$135
Year ended December 31, 2009	$131	$4	$—	$135
Deferred tax valuation allowance:
Year ended December 31, 2011	$7,220	$6,162	$—	$13,382
Year ended December 31, 2010	$2,466	$4,754	$—	$7,220
Year ended December 31, 2009	$1,522	$944	$—	$2,466